EXHIBIT 99.3



                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13D with respect to the common stock, par value $0.01 per share, of Sharper Image Corporation, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. The undersigned further agree that any amendments to such statement on Schedule 13D shall be filed jointly on behalf of each of them without the necessity of entering into additional joint filing agreements.

         The undersigned further agree that each party hereto is responsible for timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

         The undersigned shall not be deemed to admit membership in a group by reason of entering into this Joint Filing Agreement.

         This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute but one agreement.

         In evidence thereof the undersigned, being duly authorized, hereby execute this Joint Filing Agreement this 6th day of March, 2006.


Dated: March 8, 2006                  KNIGHTSPOINT PARTNERS II, L.P.

                                      By: Knightspoint Capital Management II LLC
                                      Its: General Partner

                                             By: Knightspoint Partners LLC
                                             Its: Member


                                                  /s/ David Meyer
                                             By: -------------------------------
                                                 Name: David Meyer
                                                 Title: Managing Member

                                      KNIGHTSPOINT CAPITAL MANAGEMENT II LLC

                                      By: Knightspoint Partners LLC
                                      Its: Member

                                      By: /s/ David Meyer
                                          --------------------------------------
                                          Name: David Meyer
                                          Title: Managing Member

                                      KNIGHTSPOINT PARTNERS LLC
                                      By: /s/ David Meyer
                                          --------------------------------------
                                                 Name: David Meyer
                                                 Title: Managing Member



                                      Name: David Meyer, Individually and as
                                            attorney-in-fact for each of
                                            Michael Glazer, David Glew, Michael
                                            Koeneke, Jerry W. Levin, Peter Weil
                                            and Andrea Weiss


                                      Name: Michael Koeneke

                                      STARBOARD VALUE AND OPPORTUNITY MASTER
                                      FUND LTD.
                                      By:  /s/ Peter A. Cohen
                                         ---------------------------------------
                                          Name: Peter A. Cohen
                                          Title: Authorized Person

                                      RAMIUS CAPITAL GROUP, LLC

                                      By: C4S & Co., LLC
                                      Its: Managing Member

                                             By: /s/ Peter A. Cohen
                                                --------------------------------
                                                 Name: Peter A. Cohen
                                                 Title: Managing Member

                                      C4S & CO., LLC

                                             By: /s/ Peter A. Cohen
                                                --------------------------------
                                                 Name: Peter A. Cohen
                                                 Title: Managing Member

                                      PARCHE, LLC.

                                      By: Admiral Advisors, LLC
                                      Its: Managing Member

                                      By: Ramius Capital Group, LLC
                                      Its: Member

                                      By: C4S & Co., LLC
                                      Its: Managing Member

                                      By: /s/ Peter A. Cohen
                                         ---------------------------------------
                                      Name: Peter A. Cohen
                                      Title: Managing Member


                                      /s/ Peter A. Cohen
                                      ------------------------------------------
                                      Name: Peter A. Cohen


                                      /s/ Jeffrey M. Solomon
                                      ------------------------------------------
                                      Name: Jeffrey M. Solomon


                                      /s/ Morgan B. Stark
                                      ------------------------------------------
                                      Name: Morgan B. Stark


                                      /s/ Thomas W. Strauss
                                      ------------------------------------------
                                      Name: Thomas W. Strauss

                                      RAMIUS ADVISORS, LLC

                                      By: Ramius Capital Group, LLC
                                      Its: Managing Member

                                      By: C4S & Co., LLC
                                      Its: Managing Member

                                      By: /s/ Peter A. Cohen
                                         ---------------------------------------
                                      Name: Peter A. Cohen
                                      Title: Managing Member

                                      ADMIRAL ADVISORS, LLC

                                      By: Ramius Capital Group, LLC
                                      Its: Managing Member

                                      By: C4S & Co., LLC
                                      Its: Managing Member

                                      By: /s/ Peter A. Cohen
                                         ---------------------------------------
                                      Name: Peter A. Cohen
                                      Title: Managing Member